AEGON/TRANSAMERICA SERIES TRUST
Van Kampen Large Cap Core
Supplement dated August 2, 2007, to Prospectus dated May 1, 2007, as previously supplemented
The following supplements, amends and replaces the information under the section entitled “Management — Portfolio Managers” of the Prospectus on page VKLCC-5:
The portfolio is managed within Van Kampen’s U.S. Growth and the Multi-Cap Value teams. Current members of the U.S. Growth team include Dennis Lynch and David Cohen, Managing Directors of Van Kampen, and Sam Chainani and Alexander Norton, each an Executive Director of Van Kampen. Current members of the Multi-Cap Value team include B. Robert Baker, Jason Leder and Kevin Holt, Managing Directors of Van Kampen, and Devin E. Armstrong and James N. Warwick, each a Vice President of Van Kampen. Mr. Lynch, who is the U.S. Growth team’s lead portfolio manager, has been with Van Kampen since 1998 and has managed the portfolio since June 30, 2004. David Cohen has been with Van Kampen since 1993 and has managed the portfolio since June 30, 2004. Sam Chainani has been with Van Kampen since 1996 and has managed the portfolio since June 30, 2004. Alexander Norton has been with Van Kampen since 2000 and has managed the portfolio since July 2005. B. Robert Baker, who is the Multi-Cap Value team’s lead portfolio manager, has been with Van Kampen since 1991 and has managed the portfolio since May 3, 2004. Jason Leder has been with Van Kampen since 1995 and has managed the portfolio since May 3, 2004. Kevin Holt has been with Van Kampen since 1999 and has managed the portfolio since May 3, 2004. Mr. Armstrong has been with Van Kampen since 2004 and has managed the portfolio since July 16, 2007. Prior to August 2004, Mr. Armstrong was attending Columbia Business School (August 2002 — May 2004) and prior to that, he was a research associate at William Blair & Company. Mr. Warwick has been with Van Kampen since 2002 and has managed the portfolio since July 16, 2007.
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Investors should retain this Supplement for future reference.